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                                                                   EXHIBIT 10.4



                         AGREEMENT OF PURCHASE AND SALE
                          AND JOINT ESCROW INSTRUCTIONS
                      (Norwood Industrial Park Disposition)

        THIS AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of this 10 day of December, 1997 ("Execution Date"), by and between PMRA III, a group trust ("Seller") and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Buyer"), with respect to the following.

                                    RECITALS

        A. WHEREAS, Seller owns certain improved real property, which is commonly known as Norwood Industrial Parks I and II, located at 251, 261 and 271 Opportunity Street, 3950 Development Drive and 3951 Research Drive in the city of Sacramento ("City"), county of Sacramento ("County"), state of California ("State"), which is more particularly described on Exhibit "A" attached hereto (the "Land"), together with (i) the building and all other improvements located on the Land (the "Improvements") (ii) all rights, easements, and appurtenances pertaining to the Real Property, including any right, title and interest of Seller in and to adjacent streets, roads, alleys and rights of way; (iii) all the personal property owned by Seller, if any, located upon or in the Real Property and the Improvements and used exclusively in connection with the operation thereof ("Personal Property"); (iv) all of Seller's right, title and interest in and to any rental agreements with occupants, tenants and leases of the Improvements and/or the Real Property, including, but not limited to, all refundable and nonrefundable security, rental and cleaning deposits, and prepaid rent held by Seller (hereinafter collectively referred to as "Tenant Leases"; all tenants under such Tenant Leases are hereinafter collectively referred to as "Tenants"); and (v) such other rights, interests, and properties as may be specified in this Agreement to be sold, transferred, assigned, or conveyed by Seller to Buyer.

        B. WHEREAS, the Real Property, together with the Improvements, Personal Property, Tenant Leases and other rights, interests, easement, appurtenances, and properties described in this Agreement, are hereinafter collectively called the "Property."

        C. WHEREAS, Seller desires to sell the Property to Buyer, and Buyer desires to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Chicago Title



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Insurance Company ("Escrow Holder"), with regard to the escrow ("Escrow")
created pursuant hereto are as follows.

        1. Purchase and Sale. Seller hereby agrees to sell the Property to Buyer, and Buyer hereby agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement.

        2. Purchase Price. The purchase price ("Purchase Price") for the Property shall be Four Million Seven Hundred Thousand Dollars ($4,700,000.00), which shall be paid in accordance with the terms of Paragraph 3 below.

        3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3.

               3.1 Deposit. Within one (1) day after the "Opening of Escrow" (as defined below in Paragraph 4.1), Buyer shall deposit, or cause to be deposited, with Escrow Holder the sum of One Hundred Thousand and No/100 Dollars ($100,000.00) in immediately available funds (the "Initial Deposit"). Until 5:00 p.m. Pacific Standard time on December 17, 1997 ("Contingency Date"), the Initial Deposit shall remain immediately refundable to Buyer upon demand if the transaction contemplated by this Agreement is not consummated for any reason whatsoever. If this Agreement has not previously terminated, then within one (1) business day after the Contingency Date, Buyer shall deposit, or cause to be deposited, with Escrow Holder the additional sum of One Hundred Thousand and No/100 Dollars ($100,000.00) ("Additional Deposit") (together with any interest which accrues thereon, the Initial Deposit and the Additional Deposit are hereinafter collectively referred to as the "Deposit"). Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account and all interest accruing thereon shall be credited to Buyer. From and after the Contingency Date, the Deposit shall not be refundable unless the transaction contemplated by this Agreement is not consummated solely as the result of Seller's default or the failure of a condition precedent to the Close of Escrow for the benefit of Buyer. Upon the "Close of Escrow" (as defined below in Paragraph 4.2), the Deposit shall be credited toward payment of the Purchase Price.

               3.2 Cash Balance. Not later than 11:00 a.m. Pacific Standard time on the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, plus or minus Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in paragraph 11) payable pursuant to this Agreement.

        4. Escrow.

               4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original of this Agreement fully executed by Buyer and Seller, which shall

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        occur no later than December 10, 1997, or such later date as the parties may agree in writing, or this Agreement shall automatically and irrevocably terminate. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control.

               4.2 Close of Escrow. For purposes of this Agreement, the "Close of Escrow" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records"). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on or before December 23, 1997 (the "Closing Date").

               4.3 Delivery and Possession. At the Close of Escrow, Seller shall deliver to Buyer (a) possession of the Property, subject to all title-matters of record or apparent, including, without limitation, all Approved Title Conditions (as defined below in Paragraph 5), and
          (b) all keys to the Improvements in Seller's possession or control (which Seller may cause to occur through its property manager).

        5. Condition of Title. As a condition precedent to the Close of Escrow for Buyer's benefit, title to the Property shall be conveyed to Buyer by Seller by the Deed subject only to the following approved conditions of title (collectively, the "Approved Title Conditions").

               5.1 Taxes. A lien to secure payment of real estate taxes not delinquent shall constitute an Approved Title Condition.

               5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer shall constitute Approved Title Conditions.

               5.3 Additional Matters. Exceptions which are disclosed by the Report (as defined below in Paragraph 7.1) and which are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1 shall constitute Approved Title Conditions.

               5.4 Monetary Encumbrances. Notwithstanding anything to the contrary contained herein and notwithstanding any approval or consent given by Buyer hereunder, Seller shall use good faith efforts to cause all mortgages, deeds of trust and other monetary encumbrances caused by Seller, including, without limitation, all mechanics' liens, but excluding non-delinquent real property taxes, to be released and reconveyed from the Property on or prior to the Closing Date.

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     6. Buyer's Title Policy. Provided that Buyer has timely obtained and delivered to Title Company (as defined below in Section 7.1) an ALTA survey of the Land ("Survey"), at Buyer's sole expense, in form and substance satisfactory to Title Company and in time for Title Company to confirm, by the Contingency Date, its willingness to issue an ALTA Owner's Policy of Title Insurance (Form B, rev. 10/17/70, with Endorsement Form 1 coverage) in the amount of the Purchase Price showing title to the Real Property vested in Buyer subject only to the Approved Title Conditions and with CLTA endorsement nos. 100 (modified for an owner), 101.4, 103.7, 116, 116.1 and 116.7, then as a condition precedent to Buyer's obligations under this Agreement, Title Company shall issue the Title Policy in such form upon the Close of Escrow. If Buyer fails to timely deliver the Survey to Title Company, then Title Company's willingness to issue an ALTA Owner's Policy of Title Insurance, but with a general survey exception, shall constitute satisfaction of this condition precedent to Buyer's obligations under this Agreement with respect to matters of title to the Real Property (as applicable, the "Title Policy"). To facilitate the process of procuring the Survey, Seller shall deliver to Buyer the most recent ALTA survey of the Property in Seller's possession within two (2) business days after the Opening of Escrow.

     7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below. Unless otherwise specified below, Buyer's failure to timely deliver written notice of its disapproval of the matter(s) set forth below in this Paragraph 7 shall be deemed to constitute Buyer's irrevocable approval thereof

          7.1 Title. Buyer shall have approved the legal description of the Land and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by Chicago Title Insurance Company, National Business Unit (Mr. John Premac) (the "Title Company"): (A) a standard preliminary title report issued by the Title Company with respect to the Property (the "Report"); and (B) copies of all recorded documents referred to in the Report. Buyer shall have until 5:00 p.m. Pacific Standard time on the Contingency Date, to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents or the survey, if Buyer obtains a survey of the Property in a timely manner. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's disapproval of all matters of title. Upon the Closing Date, the Title Company shall be prepared to issue to Buyer the Buyer's Title Policy in the form and substance required by the provisions of Paragraph 6, subject only to the Approved Title Conditions.

          7.2 Physical Inspections and Studies. Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic and geologic reports with respect to the Property, inspections of all or any portion of the Improvements (including, without limitation,


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     structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations as Buyer may elect to make or obtain (collectively, the "Tests") by delivering written notice thereof to Seller and Escrow Holder by the Contingency Date. Buyer's failure to timely approve in writing the results of the Tests shall be deemed to constitute Buyer's disapproval thereof

          7.3 Seller's Deliveries. At least one (1) business day prior to the Closing Date, Seller shall have delivered to Escrow Holder the documents described in Paragraph 9.1.

          7.4 Representations and Warranties. All representations and warranties of Seller contained in this Agreement shall be true and correct as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow.

          7.5 Covenants. By the Closing Date, Seller shall not be in default in the performance of any covenant or agreement to be performed by Seller under this Agreement.

          7.6 Tenant Estoppels. As a condition precedent to Buyer's obligation to close this transaction, Seller shall obtain and deliver to Buyer, by December 16, 1997, Tenant Estoppel Certificates in the form attached hereto as Exhibit "G" executed by all Tenants of the Property as of the Execution Date, which Buyer shall have the right to disapprove only if a Tenant Estoppel Certificate discloses (A) a material default of the landlord or Tenant under the applicable Tenant Lease, or (B) a material discrepancy with the corresponding Tenant Lease. Seller shall have the right, but not the obligation, to satisfy the foregoing requirement for Tenant's occupying, in the aggregate, up to, but not more than, 30% of the leased area of the Improvements, by executing Tenant Estoppel Certificates, modified as follows ("Landlord Estoppel Certificate"): (X) qualified to Seller's actual knowledge (as defined in this Agreement), and (Y) to survive only until the expiration of the representations and warranties in this Agreement or the earlier receipt by Buyer of a Tenant Estoppel Certificate for the corresponding Tenant Lease to the extent that such Tenant Estoppel Certificate does not materially deviate from the matters set forth in the corresponding Landlord Estoppel Certificate. Notwithstanding anything to the contrary contained herein, the failure of the condition precedent set forth in this Paragraph 7.6 shall not be deemed to constitute a default by Seller under this Agreement.

          7.7 New Matters. If, after the Contingency Date, there shall come to exist or if Seller or Buyer shall then learn, discover or become aware of the disposal or discharge after the end of the Due Diligence Period on the Property of any hazardous or toxic materials or wastes (as such terms are defined under federal, State or local law) or of any new, changed, or additional item, matter, fact or circumstance affecting title to the Property or rendering a representation and/or warranty by Seller hereunder untrue (collectively, "New Matter"), then the party who has learned, discovered, or become aware of such New Matter shall promptly give written notice to the other of same. Buyer shall have two (2) business days after
     (a) receipt of notice from Seller, or (b) delivery of Buyer's notice to Seller, of a New Matter within which to disapprove such New

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     Matter by delivering written notice to Seller. Buyer's failure to timely disapprove any New Matter shall be deemed to constitute Buyer's approval thereof. If Buyer disapproves or is deemed to disapprove a New Matter in accordance with this Section 7.7, then within two (2) business days thereafter, Seller shall have the right to either (i) accept Buyer's disapproval by delivering written notice thereof to Buyer (or failing to provide timely written notice of item (ii) below), whereupon this Agreement shall terminate, the Deposit shall be promptly refunded by Escrow Holder to Buyer and neither party shall have any further rights or obligations hereunder, except to the extent that such matters expressly survive the termination of this Agreement, or (ii) notify Buyer that it has elected to extend the Close of Escrow for a period of up to thirty (30) days within which Seller may pursue cure of the New Matter by delivering written notice thereof to Buyer. If Seller exercises its right to delay the Close of Escrow and does not cure the New Matter by the delayed Closing Date, then a condition precedent to Buyer's obligations under this Agreement shall be deemed to have failed, Seller shall not be deemed to have defaulted under this Agreement, and this Agreement shall terminate as described above in subsection (i).

     8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below.

          8.1 Buyer's Deliveries. At least one (1) business day prior to the Closing Date, Buyer shall have delivered to Escrow Holder the documents described in Paragraph 9.2.

          8.2 Representations and Warranties. All representations and warranties of Buyer contained in this Agreement shall be true and correct as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow.

          8.3 Covenants. By the Closing Date, Buyer shall not be in default in the performance of any covenant or agreement to be performed by Buyer under this Agreement.

     9. Deliveries to Escrow Holder.

          9.1 Deliveries by Seller. At least one (1) business day prior to the Close of Escrow, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments.

               9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached hereto as Exhibit "B", duly executed by Seller and acknowledged ("Deed").

               9.1.2 FIRPTA. Seller shall deliver to Escrow Holder an executed Transferor's Certification of Non-Foreign Status and an executed California Real Estate Withholding Exemption (Form 590), in the forms attached hereto,

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               respectively, as Exhibits "C-1" and "C-2", duly executed by
               Seller (collectively, "FIRPTA Certificates").

                             9.1.3 Lease Assignmment. Seller shall deliver to
               Escrow Holder four (4) original counterparts of the Assignment and Assumption of Leases in the form attached hereto as Exhibit "D" ("Lease Assignment"), duly executed by Seller.

                             9.1.4 General Assigrunent. Seller shall deliver to
               Escrow Holder four (4) original counterparts of the General Assignment and Bill of Sale in the form attached hereto as Exhibit "E" ("General Assignment"), duly executed by Seller.

                             9.1.5 Notices to Tenants. Seller shall deliver to
               Escrow Holder notices to the Tenants of the Property in the form attached hereto as Exhibit "F" ("Tenant Notices"), executed by Seller.

                      9.2 Deliveries by Buyer. Unless otherwise provided, at least one (1) business day prior to the Close of Escrow, Buyer shall deposit or cause to be deposited with Escrow Holder the following.

                             9.2.1 Funds. Prior to the Close of Escrow, Buyer
               shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule).

                             9.2.2 Lease Assignment. Buyer shall deliver to
               Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer.

                             9.2.3 General Assignment. Buyer shall deliver to
               Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer.

               10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees, (B) County and City documentary transfer taxes, (C) the premium for the Title Policy attributable to the CLTA coverage only, and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (i) the cost of the Title Policy in excess of the CLTA premium, including the cost of all endorsements, any premium attributable to ALTA coverage, if any, and the cost of any survey, (ii) document recording fees relating to documents conveying title or property interests to Buyer, (iii) one-half (1/2) of Escrow Holder's fee, and (iv) Buyer's share of prorations. Buyer and Seller shall pay, respectively, the Escrow Holder's customary charges to buyers and sellers for document drafting, recording and miscellaneous charges. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges; however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Subject to the provisions

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of Paragraph 19 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County.

               11. Prorations. All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments. utility charges, insurance premiums and the like, shall be prorated on a cash basis as of the Close of Escrow. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating history of the Property. Notwithstanding anything to the contrary contained herein, rentals or other amounts due by the Tenants pursuant to the terms of the Tenant Leases which are delinquent as of the Closing Date shall be prorated between Buyer and Seller as of the Closing Date but only upon receipt by Buyer. Buyer shall use commercially reasonable efforts to collect any delinquent rentals, including sending invoices to Tenants for delinquent rent disclosed to Buyer by Seller, on a monthly basis for six (6) months following the Closing Date. However, Buyer shall not be obligated to commence any legal action or incur any cost or expense (other than the delivery of such notices) to collect any delinquent rent. Seller shall be permitted to pursue collection of any rent arrearages applicable to the period prior to the Closing Date, provided that Buyer shall not incur any, and Seller shall indemnify Buyer against all cost, expense or liability in connection therewith, and provided further that Seller shall not commence any legal or equitable proceedings in the nature of an unlawful detainer, eviction or other proceeding, which would have the effect of interfering with any tenant's quiet enjoyment of its leased premises or result in a lien or encumbrance on such leased premises. Delinquent rentals and other amounts collected by Buyer, net of the actual, documented, third-party costs of collection incurred by Buyer, shall be applied first to amounts currently due and then to amounts most recently overdue. In addition, operating cost pass-throughs, percentage rentals, additional rentals, other retroactive rental escalations, sums, charges payable by Tenants ("Additional Rentals"), shall be prorated on a cash basis as of the Close of Escrow. If, at the Close of Escrow, it is determined that Seller has collected Additional Rentals in excess of amounts actually owed by Tenants, Buyer shall be credited for such excess. Payments of Additional Rentals collected by Buyer and due Seller shall be made to Seller promptly following receipt and shall be accompanied by a report showing how same was calculated and such supporting documentation as Seller reasonably requests. In addition, Buyer shall be credited and Seller shall be debited with (or, if a deposit is not a cash deposit then Seller shall transfer such instrument to Buyer) an amount equal to the Tenant deposits listed on the Rent Roll (as defined below in Paragraph 13.1.11) (together with any interest accrued for the benefit of any tenant pursuant to its Lease) and any prepaid rent actually received by Seller. In addition, Seller shall be responsible for obtaining a refund of all refundable deposits, retentions, holdbacks being held by any governmental entity, any utility company, or other third party under contract and Buyer shall be responsible for initiating any utility service with respect to the Property, and posting deposits or other funds required in connection therewith or in connection with any other contract. Not less than one
(1) business day prior to the Close of Escrow, Seller shall deliver to Buyer a tentative schedule of expenses and prorations ("Proration and Expense Schedule") for Buyer's approval, which approval shall not be unreasonably withheld. If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment, then the parties shall make the appropriate adjustments promptly when accurate information becomes


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available and either party hereto shall be entitled to an adjustment to correct the same. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. Notwithstanding any other provision of this Agreement to the contrary, the parties hereto hereby agree that if any new Tenant Leases are executed after the Execution Date pursuant to the provisions of Paragraph 23 of this Agreement, then Buyer shall bear all leasing commission costs, tenant improvement costs, free rent or other landlord concession expenses under such Tenant Lease without contribution from Seller regardless of when such expenses arise.

               12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth.

                      12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer.

                      12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller.

                      12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) original Lease Assignments and General Assignment and conformed copies of the Deed.

                      12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificates, the original Tenant Notices and two (2) originals of the Lease Assignment and the General Assignment and each other document (or copies thereof) deposited into Escrow by Seller pursuant hereto and a conformed copy of the Deed.

                      12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer.

               13.    Representations and Warranties.

                      13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to purchase the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder, subject to the provisions of Paragraph 7.7 and the provisions set forth below in Paragraph 13.1 and 14.2).

                             13.1.1 Power. Seller has the legal power, right
               and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby.

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                      13.1.2 Requisite Action. AU requisite action (corporate,
        trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement.

                      13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof.

                      13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property.

                      13.1.5 Litigation. Except as otherwise disclosed in writing by Seller to Buyer, or as may be disclosed in the due diligence documents made available to Buyer pursuant to this Agreement ("Due Diligence Documents"), Seller has not received written notice of any pending legal proceedings or administrative actions of any kind or character adversely affecting the Property or Seller's interest therein.

                      13.1.6 Government Notices. Except as set forth in the Due Diligence Documents or otherwise disclosed in writing by Seller, Seller has received no written notice from any City, County, State or any government authority of any order or directive requiring any work of repair, maintenance or improvement to be performed on the Property which has not been performed.

                      13.1.7 Hazardous Materials. Except as set forth in the Due Diligence Documents, or as otherwise disclosed in writing by Seller to Buyer, Seller has received no written notice that the Property is in violation of any federal, state or local laws, ordinances and regulations applicable to the Property with respect to hazardous or toxic substances or industrial hygiene (collectively, "Environmental Laws"), which violation has not been corrected.

                      13.1.8 Insolvency. To Seller's actual knowledge, there are no actions or proceedings pending to liquidate or reorganize under any bankruptcy or insolvency law or to appoint a receiver for Seller, and, except as set forth in the

               Due Diligence Documents, or as otherwise disclosed in writing by Seller to Buyer, Seller has received no written notice of any bankruptcy of any Tenant.

                             13.1.9 Violations. Except as set forth in the Due
               Diligence Documents, or as otherwise described in writing by Seller to Buyer, Seller has not received any written notice that the Property, or its current use and operation, is in violation of any laws, rules, permits or regulations applicable thereto.

                             13.1.10 No Notice. Except as set forth in the
               Due Diligence Documents, or as otherwise described in writing by Seller to Buyer, Seller has not received any written notice of any condemnation, environmental, zoning or other land use proceedings instituted or to be instituted against the Property, nor has Seller received written notice of any special assessment proceedings affecting the Property (other than as set forth in the Report).

                             13.1.11. Rent Roll. To Seller's actual knowledge,
               the rent roll attached hereto as Exhibit "H" ("Rent Roll") is accurate.

                             13.1.12 Notices of Default. To Seller's actual
               knowledge, other than as noted on the Rent Roll or as disclosed in the Due Diligence Documents, and other than rent which is less than thirty (30) days overdue, Seller has not given any uncured written notice of default to any Tenant.

                             13.1.13 Arm's Length. Seller has negotiated and
               determined the terms of the transaction contemplated hereunder at arm's length as such terms would be negotiated and determined by Seller with unrelated parties.

             For purposes of this Section 13.1, "to Seller's actual knowledge" and all such similar phrases shall mean the actual, present knowledge of Patrick Scruggs, without any duty of investigation or inquiry in connection with this transaction beyond exercising his ordinary duties as Seller's asset manager of the Property. Additionally, as used in this Agreement, the phrase "Seller has not received any written notice" shall mean that Patrick Scruggs does not have actual knowledge of receiving the subject written notice. Seller hereby represents that Patrick Scruggs is the employee of Seller's investment manager, PMRealty Advisors, Inc. ("PM"), who is primarily responsible for the management of the Property and is charged with primary responsibility of the operation and maintenance of the Property and, as such, is the individual employed by PM most likely to have acquired knowledge about the Property. The representations and warranties of Seller set forth in this Section 13.1 shall not merge with the Deed and shall survive the Closing Date for a period of nine (9) months after the Closing Date, and shall thereupon expire except with respect to claims for which Buyer, on or before the expiration of such nine (9)- month period, had commenced legal action for such "Representation Matter" as defined below; provided, however, that in the case of fraud or willful misrepresentation only, such representations and warranties shall survive the Closing Date independent of this limitation. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation

Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter, then Buyer shall have the right to terminate this Agreement and obtain a refund of the Deposit by providing written notice thereof to Seller no later than ten (10) business days after Buyer learns or is notified of such Representation Matter. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer proceeds to the Closing after discovering or being notified of a Representation Matter, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter.

                     13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder).

                             13.2.1 Power. Buyer has the legal power, right and
               authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated hereby.

                             13.2.2 Requisite Action. All requisite action
               (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated hereby. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement.

                             13.2.3 Individual Authority. The individuals
               executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.

                             13.2.4 No Conflict. Neither the execution and
               delivery of this Agreement and the documents and instruments referenced herein, nor the incurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party.

                      13.2.5 ERISA. Buyer represents and warrants to Seller, to comply with (A) the Employee Retirement Income Security Act of 1974, as amended and (B) state statutes regulating investments of and fiduciary obligations with respect to governmental plans, that: (i) neither Buyer nor any of its affiliates has, or during the immediately preceding year has exercised, the authority to: (A) appoint or terminate Seller as an investment manager of the employee benefit plans that have been identified by Seller to Buyer and Buyer's counsel as having an interest in the Separate Account on whose behalf the purchase is being made, and whose funds are being used to effectuate the transaction contemplated in this Agreement; or (B) negotiate the terms of any management agreement with Seller on behalf of any such plan; and (ii) Buyer has negotiated and determined the terms of the transaction contemplated hereunder at arm's length as such terms would be negotiated and determined by Buyer with unrelated parties.

               13.3 As-Is. As a material inducement to the execution and delivery of this Agreement by Seller and the performance by Seller of its duties and obligations hereunder, Buyer does hereby acknowledge, represent, warrant and agree, to and with the Seller that except as expressly provided in Paragraph 13.1, and for the duration set forth in Paragraph 13.1 (i) Buyer is purchasing the Property in an "AS-IS" condition as of the date of the Close of Escrow with respect to any facts, circumstances, conditions and defects; ii) Seller has no obligation to repair or correct any such facts, circumstances, conditions or defects or compensate Buyer for same; (iii) by the Close of Escrow, Buyer shall have undertaken all such physical inspections and examinations of the Property as Buyer deems necessary or appropriate under the circumstances, and that based upon same, Buyer is and will be relying strictly and solely upon such inspections and examinations and the advice and counsel of its agents and officers, and Buyer is and will be fully satisfied that the purchase price is fair and adequate consideration for the Property, (iv) Seller is not making and has not made any warranty or representation with respect to all or any part of the Property (including, but not limited to, any matters contained in documents made available or delivered to Buyer in connection with this Agreement, including, without limitation, the Report) as an inducement to Buyer to enter into this Escrow and thereafter to purchase the Property or for any other purpose; and (v) by reason of all of the foregoing, Buyer shall assume the full risk of any loss or damage occasioned by any fact, circumstance, condition or defect pertaining to the physical and financial condition of the Property, including without limitation the presence of any asbestos containing material, hazardous toxic or radioactive waste, substance or materials in, on, under or about the Property, and Buyer hereby expressly and unconditionally waives and releases Seller and all of its parents, subsidiaries, affiliates and partnerships, and its and their respective officers, directors, shareholders, partners, agents and employees, and their respective successors, heirs and assigns and each of them (individually and collectively, the "Released Parties") from any and all rights and claims against Seller and/or the Released Parties with respect to the condition of the Property, including without limitation any rights of Buyer under the State or Federal Comprehensive Environmental Response, Compensation and Liability

Act, as amended from time to time, or similar laws. Buyer acknowledges and agrees that the foregoing waiver and release includes all rights and claims of Buyer against Seller pertaining to the condition of the Property, whether heretofore or now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, which in any way arise out of, or are connected with, or relate to, the condition of the Property.

        14.    Due Diligence.

               14.1 Right of Entry. Provided that Buyer is not in default of its obligations under this Agreement, from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Contingency Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right to enter upon the Property to conduct or make any and all inspections and tests as may be necessary or desirable, subject to the rights of any tenants or occupants of the Property and the limitations set forth below in this Paragraph 14. The scope of any environmental analysis which requires physical sampling of all or any part of the Property in excess of a Phase I environmental assessment shall be subject to: (A) the prior approval of Seller, which Seller may withhold or condition in its sole discretion, (B) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (C) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved by Seller, which Seller may condition or deny in its sole discretion. Buyer shall obtain or cause its consultants to obtain, at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability, and shall name Seller as an additional insured.

               If this Agreement terminates, then Buyer shall deliver a copy of all tests, reports, analysis and the like, excluding financial analysis, obtained and/or prepared pursuant to the provisions of this Paragraph 14. Buyer shall keep the results of all such inspections, studies, investigations, analysis, reports and the like confidential except as required by law. Buyer hereby indemnifies and holds the Property, Seller and Seller's officers, directors, shareholders, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors. Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's right of inspection and the activities contemplated in this Paragraph 14. The Buyer's indemnification obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement.

                      14.2 Inquiries. From and after the Execution Date until the Contingency Date and provided that Buyer is not in default of this Agreement, Buyer shall have the right to make reasonable inquiries to the Seller's property manager in writing (with a copy concurrently delivered to Seller) in person or by telephone. In the event of any in-person conversation between Buyer and Seller's property manager related to issues concerning the Property, Buyer shall give Seller reasonable advance telephonic notice of, and Seller shall have the right to participate in, such conversation. Notwithstanding any other provision of this Agreement to the contrary, any information or disclosures made by Seller's property manager and delivered to Buyer pursuant to the provisions of this Paragraph 14.2 shall, to the extent that such disclosures indicate that Seller's representations and warranties are inaccurate in any respect, be deemed a "Representation Matter" pursuant to the last paragraph of Section 13.1. Except as set forth in the foregoing sentence, in no event shall a verbal or written statement by Seller's property manager be deemed a representation or warranty by Seller.

               15. Waiver and Release. Except as set forth in Seller's representations and warranties contained in Paragraph 13.1 of this Agreement (and only for the duration thereof), Buyer is relying solely upon Buyer's own knowledge of the Property based on its investigation of the Property and its own inspection of the Property in determining the Property's physical condition. Buyer and anyone claiming by, through or under Buyer hereby waives its right to recover from and fully and irrevocably releases Seller, its employees, officers, directors, property manager, brokers (including, without limitation, Broker), affiliates, parent, subsidiaries, successors and assigns ("Released Parties") from any and all claims that it may now have or hereafter acquire against any of the Released Parties for any claims, costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to any matters relating to the Property, including, without limitation, construction defects, construction errors, construction omissions or other physical conditions of the Property, latent or otherwise, including environmental matters, affecting the Property, or any portion thereof. Notwithstanding the foregoing, this release shall not apply to any claims which Buyer may now or hereafter have on account of: (i) fraud or willful misrepresentation, or (ii) any claim arising out of a breach or default by Seller under this Agreement which is brought in a timely manner. This release includes claims of which Buyer is presently unaware or which Buyer does not presently suspect to exist which, if known by Buyer, would materially affect Buyer's release to Seller. Buyer specifically waives the provision of California Civil Code Section 1542, which provides as follows:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."

             In this connection and to the extent permitted by law, Buyer hereby agrees, represents and warrants, which representation and warranty shall survive the Close of Escrow and not be merged with the Deed, that Buyer realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Buyer further agrees, represents and warrants, which representation and warranty shall survive the Close of Escrow and not be merged with the Deed, that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Buyer nevertheless hereby intends to release, discharge and acquit Seller from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which might in any way be included as a material portion of the consideration given to Seller by Buyer in exchange for Seller's performance hereunder.

             Seller has given Buyer material concessions regarding this transaction in exchange for Buyer agreeing to the provisions of this Paragraph
15. Seller and Buyer have each initialed this Paragraph 15 to further indicate their awareness and acceptance of each and every provision hereof.

                                                   [SIG]
        -------------------------                  ---------------------------
        SELLER'S INITIALS                          BUYER'S INITIALS

               16.   Enforcement and Legal Fees.

               16.1 BUYER'S DEFAULT. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR THE BREACH OF THIS AGREEMENT BY BUYER. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE
SECTION 3275 OR 3369 BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671, 1676 AND 1677. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 3389. UPON DEFAULT SOLELY BY BUYER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES FROM BUYER AND ESCROW HOLDER. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO THE INDEMNITY PROVIDED BY BUYER PURSUANT TO THE PROVISIONS OF PARAGRAPHS 14 AND 18 OF THIS AGREEMENT.

                   SELLER'S INITIALS                  BUYER'S INITIALS

                                                     [SIG]
               ------------------------              -----------------------

               16.2 SELLER'S DEFAULT.  IF SELLER DEFAULTS UNDER THIS
        AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED
        HEREIN, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, TO TERMINATE THIS
        AGREEMENT AND RECOVER FROM SELLER ONLY THE AMOUNT OF BUYER'S ACTUAL OUT-OF-POCKET EXPENSES INCURRED AND SUMS PAID IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREIN, INCLUDING, WITHOUT LIMITATION, ALL OF THE SUMS ACTUALLY PAID BY BUYER PURSUANT TO PARAGRAPH 3 HEREOF AND BUYER'S REASONABLE ATTORNEYS' FEES; PROVIDED, HOWEVER, THAT IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING SUCH EXPENSES AND SUMS, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THIS AGREEMENT WITHOUT DAMAGES. FROM AND AFTER THE CLOSING DATE, THIS SECTION 16.2 SHALL NOT LIMIT ANY RIGHT OR REMEDY BUYER MAY HAVE ON ACCOUNT OF ANY BREACH OR DEFAULT UNDER ANY REPRESENTATION OR WARRANTY CONTAINED IN
        SECTION 13.1 OF THIS AGREEMENT.


                   SELLER'S INITIALS                  BUYER'S INITIALS

                                                     [SIG]
               ------------------------              -----------------------

               17. Notices. All notices or other communications required or permitted hereunder shall be in writing, and shall be personally delivered, sent by overnight mail (Federal Express or the like) or sent by registered or certified mail, postage prepaid, return receipt requested, telegraphed, delivered or sent by telex, telecopy, facsimile, fax or cable and shall be effective upon receipt at the appropriate address.

        To Buyer:                           Pacific Gulf Properties Inc.
                                            4220 Von Karman
                                            Second Floor
                                            Newport Beach, California 92660
                                            Attention: Lonnie P. Nadal
                                            Telephone: (714) 223-5000
                                            Fax No.: (714) 223-5033

        With a copy to:                Cox, Castle & Nicholson
                                       2049 Century Park East
                                       28th Floor
                                       Los Angeles, California 90067
                                       Attn:  John H. Kuhl, Esq.
                                       Phone: (310) 284-2267
                                       Fax No.: (310) 277-7889

        To Seller:                     c/o PMRealty Advisors, Inc.
                                       800 Newport Center Drive, Suite 300
                                       Newport Beach, California 92660
                                       Attention: Ms. Colette Temmink
                                       Phone No. (714) 721-5050
                                       Fax No.   (714) 721-5494

        With a copy to:                Allen, Matkins, Leck, Gamble & Mallory
                                       515 South Figueroa Street, 7th Floor
                                       Los Angeles, California 90017
                                       Attention: Anthony S. Bouza, Esq.
                                       Phone No. (213) 955-5614
                                       Fax No.   (213) 620-8816

        To Escrow Holder:                Chicago Title Insurance Company
                                       2901 "K" Street, Suite 390
                                       Sacramento, California 95816
                                       Attention: Vivian Sellers
                                       Phone No. (916) 444-6470
                                       Fax No.   (916) 448-7484
                                       Escrow No. -___________________

Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 17. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent.

               18. Brokers. Upon the Close of Escrow, Seller shall pay a real estate brokerage commission to CB Commercial ("Broker") with respect to this transaction in accordance with Seller's separate agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, lien, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind of character arising out of or resulting from any agreement, arrangement or understanding alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated hereby. The foregoing indemnity shall survive the Closing or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement.

               19. Legal Fees. If either Buyer or Seller brings any action or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or out of court settlement, shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (A) postjudgment motions; (B) contempt proceeding;
(C) garnishment, levy, and debtor and third party examination; (D) discovery; and (E) bankruptcy litigation.

             20. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole discretion.

               21.    Miscellaneous.

                      21.1 Survival. The covenants, representations and warranties of both Buyer and Seller set forth in this Agreement shall survive the recordation of the Deed and the Close of Escrow.

                      21.2 Required Actions of Buyer and Seller. Buyer and Seller agree to execute such instruments and documents and to diligently undertake such actions as may be required in order to consummate the purchase and sale herein contemplated and shall use their best efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

                      21.3 Computation of Time Periods. If the date upon which the Contingency Date occurs, the Closing Date occurs or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal, state or legal holiday, then such date shall automatically be delayed until the next day which is not a Saturday, Sunday or federal, state or legal holiday.

                      21.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument.

                      21.5 Captions. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

                      21.6 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto.

                      21.7 Exhibits and Schedules. The exhibits and schedules attached hereto are hereby incorporated herein by this reference for all purposes.

                      21.8 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto.

                      21.9 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof.

                      21.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except for any choice-of-law principles which provide for the application of the law's of another jurisdiction.

                      21.11 Fees and Other Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement.

                      21.12 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, including without limitation Seller's offer letter dated November 6, 1997, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby.

                      21.13 Successors and Assigns. Subject to the restrictions set forth in Paragraph 20 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

                      21.14 Construction. The parties hereto hereby acknowledge and agree that (A) each party hereto is of equal bargaining strength,
        (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, and (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto.

                      21.15 Limitation of Liability of Trustees, Shareholders and Officers of Seller. BUYER AGREES THAT IT SHALL NOT LOOK TO THE ASSETS OF

        SELLER'S TRUSTEES OR ITS INVESTMENT MANAGER FOR THE ENFORCEMENT OF ANY CLAIM AGAINST SELLER.

                     21.16 Termination. Notwithstanding anything in this Agreement to the contrary, to induce Buyer to enter into this Agreement and to expend the time and resources necessary to evaluate the Property and possibly forego other opportunities while doing so, Seller hereby grants to Buyer the rights to terminate this Agreement specifically provided in this Agreement. Such expenditures of time and resources and possible loss of opportunity by Buyer constitute adequate consideration for Seller remaining bound by this Agreement notwithstanding such termination rights in Buyer.

               22. Risk of Loss. In the event any of the Property is damaged or destroyed prior to the Closing Date, and such damage or destruction would cost less than One Hundred Thousand Dollars ($100,000) to repair or restore, then this Agreement shall remain in full force and effect and Buyer shall acquire the Property upon the terms and conditions set forth herein. In such event, if the damage or loss is insured, then Buyer shall receive a credit against the Purchase Price equal to such deductible amount under Seller's applicable insurance policy, and Seller shall assign to Buyer all of Seller's right, title and interest in and to all proceeds of insurance on account of such damage or destruction. In the event any of the Property is damaged or destroyed prior to the Closing, and such damage or destruction would cost One Hundred Thousand Dollars ($100,000), or more, to repair or restore, then Buyer shall have the right to terminate this Agreement by delivering written notice to Seller with a copy to the Escrow Holder within five (5) business days after Buyer acquires knowledge of such damage (the Closing shall be extended as necessary to afford Buyer such five (5) business day period). If Buyer timely delivers its termination notice, then Buyer shall be entitled to the return of the Deposit, less one-half (1/2) of the escrow and title cancellation fees, if any, whereupon Buyer and Seller shall each be released from all obligations hereunder, except as set forth in Paragraphs 14 and 18 above. If this Agreement is not so terminated, and if the damage or loss is insured, then Seller shall assign to Buyer all of Seller's right, title and interest in and to all proceeds of insurance, if any, on account of such damage or destruction, and Buyer shall receive a credit toward payment of the Purchase Price in the amount of the deductible under any applicable insurance policy.

               23. Seller's Covenants During Contract Period. Between Seller's execution of this Agreement and the Close of Escrow, or earlier termination of this Agreement as permitted hereunder, Seller shall (i) maintain the Property in good order, condition and repair, reasonable wear and tear excepted; (ii) not make any material physical changes to the Improvements except as required by law, insurance carriers or applicable Leases; (iii) continue to manage and lease the Property in the manner its been operated and continue to provide all services previously provided in connection with the Property, (iv) not enter into any contracts or agreements affecting the Property unless such contracts can be completed or terminated prior to the Closing or Buyer, in its sole discretion, agrees to assume such contract or agreement as of the Closing Date, in which case such contracts shall be included within the term "Service Contracts"; (v) use due diligence to keep in full force all Licenses and Permits; (vi) not remove any Personal Property from the Property (unless the Personal Property so removed is simultaneously replaced with Personal Property of similar quality and utility); (vii) notify Buyer of any proposed new Tenant Leases; and (viii) maintain or cause to be maintained, at Seller's sole cost and expense, all insurance coverages applicable to the Property in the amount and form maintained by Seller prior to the Execution Date. From and after the Execution Date and until the Closing Date or earlier termination of this Agreement, Seller shall not execute any new Leases, and shall not modify, extend, or otherwise change the terms of the Leases without the prior written consent of the Buyer, which consent prior to the Contingency Date shall not be unreasonably withheld and shall be deemed given if not denied, with the reasons therefor, in a written notice delivered to Seller within two (2) business days after a request therefor; after the Contingency Date Buyer may withhold its consent in its sole discretion. Seller shall terminate all Service Contracts upon the Closing Date unless Buyer provides written notice thereof to the contrary to Seller before the Contingency Date.

               24. REIT. Buyer hereby represents and warrants to Seller, which representation and warranty shall survive the Close of Escrow, that Buyer is qualified as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as amended, and that, by reason thereof, maintaining such status and avoiding any activity that might cause a penalty tax to be applied as a result thereof is of material concern to Buyer. Accordingly, Seller agrees to make any modifications or amendments to this Agreement specifically requested by Buyer in writing delivered to Seller before the Contingency Date that may be necessary for Buyer to maintain its status as a real estate investment trust or in order for it to avoid a penalty tax; provided; provided, however, that Seller shall have no obligation to make any such modification or amendment that would alter or affect, in Seller's sole judgment, Buyer's or Seller's rights, duties, or obligations under this Agreement, and Seller's failure to do so shall result in the termination of this Agreement.

               25. Reporting Requirements. Escrow Holder shall comply with all applicable federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), Escrow Holder shall have sole responsibility for complying with the requirements of Section 6045 of the Internal Revenue Code (and any similar requirements imposed by State or local law), which in part requires Escrow Holder to report real estate transactions closing after December 31, 1986 by, among other things, preparing and causing to be filed Internal Revenue Service Form 1099-B and any applicable additional statements in connection therewith. Escrow Holder shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorneys' fees and other litigation expenses, arising or resulting from the failure or refusal of Escrow Holder to comply with such reporting requirements.

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

               "Buyer"                      PACIFIC GULF PROPERTIES INC.,
                                            a Maryland corporation

                                            By:  [SIG]
                                               ---------------------------------
                                                Its:  Vice President
                                                    ----------------------------

                                            By:  [SIG]
                                               ---------------------------------
                                                Its:  Senior Vice President
                                                    ----------------------------



               "Seller"                     PMRA III, a group trust

                                            By:    PMRealty Advisors, Inc.,
                                                   its investment manager

                                            By:
                                               ---------------------------------
                                                Its:
                                                    ----------------------------

                                            By:
                                               ---------------------------------
                                                Its:
                                                    ----------------------------

Acceptance by Escrow Holder:

             Chicago Title Insurance Company hereby acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions and agrees to act as Escrow Holder thereunder and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.



Dated:            , 1997                    Chicago Title Insurance Company



                                            By:
                                               ---------------------------------
                                                  Its Authorized Agent

                                   EXHIBIT "A"
                                   -----------

                                LEGAL DESCRIPTION
                                -----------------

LOTS 7 THROUGH 9 INCLUSIVE, AS SHOWN ON THE "PLAT OF NORWOOD-TECH BUSINESS PARK", RECORDED IN BOOK 147 OF MAPS, MAP NO. 15, RECORDS OF SACRAMENTO COUNTY, CALIFORNIA.

LOTS 28 THROUGH 32, AS SHOWN ON THE PLAT OF NORWOOD-TECH BUSINESS PARK, FILED IN BOOK 147 OF MAPS, MAP NO. 15, OFFICIAL RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 27; THENCE, FROM SAID POINT OF BEGINNING, ALONG THE LINE COMMON TO LOTS 27 AND 28, AND ALONG THE LINE COMMON TO LOTS 32 AND 33, SOUTH 00*33'23" WEST 514.03 FEET TO THE SOUTHWEST CORNER OF SAID LOT 33, THENCE, ALONG THE SOUTHERLY LINE OF SAID LOTS 32 AND 3 1, ALONG THE WESTERLY LINE OF SAID LOTS 31, 30 AND 29, AND ALONG THE NORTHERLY LINE OF SAID LOTS 29 AND 28, THE FOLLOWING SIX (6) COURSES: (1) ALONG THE ARC OF A CURVE TO THE RIGHT, CONCAVE NORTHERLY, HAVING A RADIUS OF 2971.00 FEET, SUBTENDED BY A CHORD BEARING SOUTH 88*44'25" WEST 188.33 FEET; (2) NORTH 89*26'37" WEST 95.91 FEET; (3) ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 25.00 FEET, SUBTENDED BY A CHORD BEARING NORTH 44*26'37" WEST
35.36 FEET, (4) NORTH 00*33'23" EAST 470.00 FEET; (5) ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 25.00 FEET, SUBTENDED BY A CHORD BEARING NORTH 45*33'23" EAST 35.36 FEET; AND (6) SOUTH 89*26'37" EAST 284.14 FEET TO THE POINT OF BEGINNING, AND BEING THE SAME AS "LOT A" IN THAT CERTAIN CERTIFICATE OF COMPLIANCE, RECORDED IN BOOK 84-05-04, AT PAGE 1199, OFFICIAL RECORDS.

LOTS 24 THROUGH 27, TOGETHER WITH LOT 33, AS SHOWN ON THE PLAT OF NORWOOD-TECH BUSINESS PARK, FILED IN BOOK 147 OF MAPS, MAP NO. 15, OFFICIAL RECORDS OF SACRAMENTO COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID LOT 27; THENCE, FROM SAID POINT OF BEGINNING, ALONG THE NORTHERLY LINE OF SAID LOTS 27 AND 26, AND ALONG THE EASTERLY LINE OF SAID LOTS 26, 25 AND 24, AND ALONG THE SOUTHERLY LINE OF SAID LOTS 24 AND 33, THE FOLLOWING SIX (6) COURSES: (1) SOUTH 89*26'37" EAST 285.86 FEET; (2) ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 25.00 FEET, SUBTENDED BY A CHORD BEARING SOUTH 44*26'37" EAST
35.36 FEET; (3) SOUTH 00*33'23" WEST 443.61 FEET; (4) ALONG THE ARC OF A
TANGENT CURVE TO THE RIGHT, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 25.00 FEET, SUBTENDED BY A CHORD BEARING SOUTH 44*32'35" WEST 34.72 FEET TO A POINT


-----------------
* = degree (degrees)

                                   EXHIBIT "A"
                                   -----------
                                       -1-

OF REVERSE CURVATURE; (5) ALONG THE ARC OF A TANGENT CURVE TO THE LEFT, CONCAVE SOUTHERLY, HAVING A RADIUS OF 3029.00 FEET, SUBTENDED BY A CHORD BEARING SOUTH 86*45'34" WEST 187.16 FEET TO A POINT OF REVERSE CURVATURE, AND (6) ALONG THE ARC OF A TANGENT CURVE TO THE RIGHT, CONCAVE NORTHERLY, HAVING A RADIUS OF 2971.00 FEET, SUBTENDED BY A CHORD BEARING SOUTH 85*57'28" WEST 100.32 FEET TO THE SOUTHWEST CORNER OF SAID LOT 33; THENCE, ALONG THE LINE COMMON TO SAID LOTS 33 AND 32, AND ALONG THE LINE COMMON TO SAID LOTS 27 AND 28, NORTH 00*33'23" EAST 514.03 FEET TO THE POINT OF BEGINNING, AND BEING THE SAME AS "LOT B" IN THAT CERTAIN CERTIFICATE OF COMPLIANCE, RECORDED IN BOOK 84-05-04, PAGE 1199, OFFICIAL RECORDS.




-----------------
* = degree (degrees)


                                   EXHIBIT "A"
                                   -----------

                                   EXHIBIT "B"
                                   -----------

RECORDING REQUESTED BY:


--------------------------------

WHEN RECORDED MAIL
TO AND MAIL TAX STATEMENTS TO:

Pacific Gulf Properties Inc.
4220 Von Karman
Second Floor
Newport Beach, California 92660
Attention:   Lonnie P. Nadal

--------------------------------------------------------------------------------
                                           (Above Space for Recorder's Use Only)

                                   GRANT DEED
                                   ----------

The undersigned grantor declares:

Documentary Transfer Tax not shown pursuant to Section 11932 of the Revenue and Taxation Code, as amended

County of Sacramento

        FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, ___________________ , a Delaware corporation, hereby GRANTS to PACIFIC GULF PROPERTIES INC., a Maryland corporation, that certain real property in the County of Sacramento, State of California, which is more particularly described on Schedule "1" ("Property") which is attached hereto, subject to all matters of record.



                                   EXHIBIT "B"
                                   -----------
                                      -1-

             IN WITNESS WHEREOF, the Grantor has caused this Grant Deed to be
executed as of the    day of           , 1997.

                                            PMRA III, a group trust

                                            By:    PMRealty Advisors, Inc.,
                                                   its investment manager

                                            By:
                                               ---------------------------------
                                                Its:
                                                    ----------------------------

                                            By:
                                               ---------------------------------
                                                Its:
                                                    ----------------------------





                                   EXHIBIT "B"
                                   -----------

STATE OF ____________________)
                             )ss.
COUNTY OF ___________________)

        On ___________________________ before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                            ------------------------------------
                                            Notary Public in and for said State


STATE OF ____________________)
                             )ss.
COUNTY OF ___________________)

        On ___________________________ before me, ________________________, a
Notary Public in and for said state, personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                            ------------------------------------
                                            Notary Public in and for said State




                                   EXHIBIT "B"

                                  SCHEDULE "1"
                                  ------------

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

                                 [TO BE SUPPLIED]
                                 ----------------








                           SCHEDULE "1" TO EXHIBIT "B"

                                  EXHIBIT "C-1"
                                  -------------

                TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS
                ------------------------------------------------

        To inform PACIFIC GULF PROPERTIES INC., a Maryland corporation (the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer by PMRA III, a group trust,("Transferor") of certain interests in real property to the Transferee, the undersigned hereby certifies the following on behalf of the
Transferor:

        1. The Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and

        2. The Transferor's U.S. employer or tax (social security) identification number is _______________________.

        The Transferor understands that this Certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.


               "TRANSFEROR"                 PMRA III, a group trust

                                            By:  PMRealty Advisors, Inc.,
                                                 its investment manager

                                            By:
                                                 -------------------------------
                                                 Its:
                                                     ---------------------------

                                            By:
                                                 -------------------------------
                                                 Its:
                                                     ---------------------------


Dated: _______________, 1997



                                  EXHIBIT "C-1"

96-6                                                                       1-707

YEAR                 WITHHOLDING EXEMPTION CERTIFICATE FOR       CALIFORNIA FORM
-----                          REAL ESTATE SALES                 ---------------
19___            (For use by sellers of California real estate)       590-RE

---------------------------------------------------------------------------------------------------------
File this form with your withholding agent or buyer                     Withholding agent's name

---------------------------------------------------------------------------------------------------------
Seller's name

---------------------------------------------------------------------------------------------------------
Seller's address (number and street)                                    Seller's daytime telephone number
                                                                        (    )
---------------------------------------------------------------------------------------------------------
City                                                                    State                   Zip code

---------------------------------------------------------------------------------------------------------

Read the following carefully and check the box that applies to the seller:

[ ]  CERTIFICATE OF RESIDENCY - INDIVIDUALS:
        I am a resident of California and I reside at the address shown above. See Side 2 for the definition of a resident.

[ ]  CERTIFICATE OF PRINCIPAL RESIDENCE - INDIVIDUALS:
        The California real property located at _____________________________ qualifies as my principal residence within the meaning of the Internal Revenue Code Section 1034. See Side 2 for the definition of a principal residence.

[ ]  CORPORATIONS:
        The above-named corporation has a permanent place of business in California at the address shown above or is qualified to do business in California. See Side 2 for the definition of permanent place of business.

[ ]  PARTNERSHIPS:
        The above-named entity is a partnership and the recorded title to the property is in the name of the partnership. The partnership will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

[ ]  LIMITED LIABILITY COMPANIES (LLCs):
        The above-named entity is an LLC and the recorded title to the property is in the name of the LLC. The LLC will file a California return to report the sale and will withhold on foreign and domestic nonresident partners when required.

[ ]  TAX-EXEMPT ENTITIES AND NONPROFIT ORGANIZATIONS:
        The above-named entity is exempt from tax under California or federal law.

[ ]  IRREVOCABLE TRUSTS:
        At least one trustee of the above-named irrevocable trust is a California resident. The trust will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

[ ]  CERTIFICATE OF RESIDENCY OF DECEASED PERSON - ESTATES:
        I am the executor of the above-named person's estate. The decedent was a California resident at the time of death. The estate will file a California fiduciary return reporting the sale and will withhold on foreign and domestic nonresident beneficiaries when required.

[ ]  BANK:
        The above-named entity is a bank or a bank acting as a fiduciary for a trust.

--------------------------------------------------------------------------------
CERTIFICATE: Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

Sellers name and title (type or print) _________________________________________

Seller's social security number, California corporation number, FEIN or California Secretary of State file number ______________________________

(NOTE: Failure to provide your identification number will render this certificate void.)

Seller's signature _______________________________________ Date ________________


For Privacy Act Notice, see Form FTB 1131 (individuals only).
--------------------------------------------------------------------------------
                                               Form 590-RE C2 (REV. 1996) Side 1


                                 EXHIBIT "C-2"

                                   EXHIBIT "D"
                                   -----------

                       ASSIGNMENT AND ASSUMPTION OF LEASES
                       -----------------------------------

               THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this ______ day of ______________ 1997, by and between PMRA III, a group trust ("Assignor") and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee").

                                   WITNESSETH
                                   ----------

               Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of ________________ ("Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement.

               Assignor, as Lessor, and those certain tenants listed in Exhibit "A" attached hereto (collectively, the "Tenants") have entered into leases listed in Exhibit "A" attached hereto (collectively, the "Leases") covering certain premises located on the Property.

               Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits").

                                    AGREEMENT
                                    ---------

             NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

               Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee hereby accepts such assignment. Assignor represents and warrants to Assignee, which shall survive the Closing Date for nine (9) months and any claim therefor must be asserted by Assignee by delivering specific written notice thereof to Assignor within such period, (a) that Assignor is the owner of the lessor's interest in the Leases,
(b) that the lessor's interest in the Leases and the Tenant Deposits are assigned and transferred to Assignee free of all liens, encumbrances and third party interests or claims intentionally caused or created by Assignor, and (c) that Assignor has the lawful right and authority to assign and transfer the lessor's interest in the Leases and the Tenant Deposits to Assignee.

               Assignor hereby covenants that Assignor will, at any time and from time to time upon written request therefor, execute and deliver to Assignee, Assignee's successors, nominees or assigns, such documents as Assignee or they may reasonably request in order to fully assign and transfer to and vest in Assignee or Assignee's successors, nominees and assigns, and protect


                                  EXHIBIT "D"

Assignee's or their right, title and interest in and to the Leases and the Tenant Deposits and the rights of Assignor intended to be transferred and assigned hereby, or to enable Assignee, Assignee's successors, nominees and assigns to realize upon or to otherwise enjoy such rights in and to the Leases and the Tenant Deposits. Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor as landlord under the Leases from and after the Closing Date.

               Assignee hereby agrees to indemnify, defend and hold harmless Assignor, Assignor's agents and Assignor's and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignor by reason of (i) any breach by Assignee, of any of Assignee's obligations under the Leases or with respect to the Tenant Deposits from and after the Closing Date, or (ii) any leasing commissions or tenant improvements with respect to the Leases for which Assignee is responsible pursuant to the Agreement. Notwithstanding anything herein contained to the contrary, Assignee's liability under the foregoing indemnity shall be limited to matters arising or accruing after the Close of Escrow.

               Assignor hereby agrees to indemnify, defend and hold harmless Assignee, Assignees, agents and Assignee's, Assignee's and their successors and assigns from and against any and all claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignee by reason of (i) any breach by Assignor, of any Assignor's obligations under the Leases or with respect to the Tenant Deposits prior to the Closing Date, or (ii) any leasing commissions or tenant improvements with respect to the Leases for which Assignor is responsible pursuant to the Agreement. Notwithstanding anything herein contained to the contrary, the liability of Assignor under the foregoing indemnity shall be limited to matters occurring or accruing before the Close of Escrow.

               In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs.

               This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

               This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.



                                   EXHIBIT "D"

               This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the state of California.

          "ASSIGNEE"                                    "ASSIGNOR"

                                            PMRA III, a group trust
PACIFIC GULF PROPERTIES INC.,
a Maryland corporation                      By:  PMRealty Advisors, Inc.,
                                                 its investment manager

By:                                         By:
     -------------------------------             -------------------------------
     Its:                                        Its:
         ---------------------------                  --------------------------

By:                                         By:
     -------------------------------             -------------------------------
     Its:                                        Its:
         ---------------------------                  --------------------------




                                   EXHIBIT "D"

                                   EXHIBIT "A"
                                   -----------

                           LIST OF LEASES AND DEPOSITS
                           ---------------------------








                           EXHIBIT "A" TO EXHIBIT "D"

                                   EXHIBIT "E"
                                   -----------

                       GENERAL ASSIGNMENT AND BELL OF SALE
                       -----------------------------------

               THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this ______ day of _______ , 19 , by and between PMRA III, a group trust ("Assignor"), and PACIFIC GULF PROPERTIES INC., a Maryland corporation ("Assignee"), with respect to the following matters.


                                  WITNESSETH:
                                  -----------

               WHEREAS, Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Escrow Instructions dated as of _____________ ("Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meanings ascribed to them in the Agreement.

               WHEREAS, under the Agreement, Assignor is obligated to assign any and all of its right, title and interest and delegate any and all of its obligations and responsibilities in each of the following to Assignee:

                     (a) any and all service contracts as are listed on Schedule 1 attached hereto, warranties, guarantees, together with all supplements, amendments and modifications thereto, relating to the Property ("Contract(s)");

                     (b) any and all (i) licenses, permits and entitlements necessary for the construction, rehabilitation and operation of the Property in accordance with its current use; (ii) right, title and interest of Assignor in and to the use of any and all trade names and logos used by Assignor in the operation and identification of the improvements located on the Property; and (iii) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and in any way related to or housed in connection with the Property and its operation (collectively "License(s)"); and

                      (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties").

                                   AGREEMENT
                                   ---------

              NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.


                                   EXHIBIT "E"

               Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Contracts, Licenses and Assigned Properties and Assignee hereby accepts such assignment. Assignor represents and warrants to Assignee, which shall survive the Closing Date for nine (9) months and any claim therefor must be asserted by Assignee by delivering specific written notice thereof to Assignor within such period, (a) that Assignor is the owner of the owner's interest in the Contracts,
(b) that the owner's interest in the Contract has not been previously conveyed or encumbered, and (c) subject to the terms of the applicable Contracts, Assignor has the lawful right and authority to assign and transfer the owner's interest in the Contracts to Assignee.

               Assignor hereby covenants that Assignor will, at any time and from time to time, upon written request therefor, execute and deliver to Assignee, Assignee's successors, nominees and assigns, such documents as Assignee, Assignee's successors, nominees and assigns may reasonably request in order to fully assign and transfer to and vest in Assignee, or Assignee's successors, nominees and assigns, and to protect Assignee's or their right, title and interest in and to the Parking Agreement, Contracts, Licenses and Assigned Properties. By accepting this Assignment, Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor in connection with the Contracts, Licenses and/or Assigned Properties from and after the Closing Date.

               Assignor hereby agrees to indemnify, defend and hold harmless Assignee, Assignee's agents and Assignee's and Assignee's and their successors and assigns from and against any and all obligations, causes of actions, claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignee by reason of any breach by Assignor of any of its obligations under the Contracts or Licenses prior to the Closing Date. Notwithstanding anything herein contained to the contrary, Assignor's liability under the foregoing indemnity shall be limited to matters arising or accruing before the Close of Escrow.

               Assignee hereby agrees to indemnify, defend and hold harmless Assignor, Assignor's agents and Assignor's and their successors and assigns from and against any and all obligations, causes of actions, claims, losses, liabilities and expenses, including reasonable attorneys' fees, suffered or incurred by Assignor by reason of any breach by Assignee of any of its obligations under the Contracts or Licenses from and after the Closing Date. Notwithstanding anything herein contained to the contrary, Assignee's liability under the foregoing indemnity shall be limited to matters arising or accruing after the Close of Escrow. Assignee hereby agrees that it shall not use the Licenses for any project other than the Property.

               In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees.

               This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto.


                                   EXHIBIT "E"

               This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the state of California.

               This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

               IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

              "ASSIGNOR"                           "ASSIGNEE"

PMRA III, a group trust                      PACIFIC GULF PROPERTIES INC.,
                                             a Maryland corporation


By:  PMRealty Advisors, Inc.,
     its investment manager


By:                                         By:
     -------------------------------             -------------------------------
     Its:                                        Its:
          --------------------------                  --------------------------

By:                                         By:
     -------------------------------             -------------------------------
     Its:                                        Its:
          --------------------------                  --------------------------


                                    EXHIBIT E

                                  EXHIBIT "F"
                                  -----------

                            FORM OF NOTICE TO TENANTS
                            -------------------------


To:
   ------------------

   ------------------

   ------------------

   ------------------

        RE:  Notice of Lease Assignment
             --------------------------

             Please be advised that the property commonly known as the _________ ("Property") has been sold today and the ownership has been transferred to Pacific Gulf Properties Inc.

             You are hereby notified that, from and after the date hereof, and until further notice, all future payments under your lease should be made payable to "Pacific Gulf Properties Inc." and mailed to: _____________________

             Also, in connection with this sale, your security deposit in the amount of $ ____________ has been transferred to Pacific Gulf Properties. The return of any such security deposit will be conditioned upon and subject to the terms and conditions of the lease and the legal requirements of the State of California.

             Henceforth, all questions or other matters regarding your lease or security deposit should be directed to _____________________, the property manager, at (___) ________________.


               Thank you for your cooperation.



                                               Very truly yours,






                                   EXHIBIT "F"

                                   EXHIBIT "G"
                                   -----------

                              ESTOPPEL CERTIFICATE
                              --------------------

               The undersigned, the tenant ("Tenant") under a certain lease agreement, a complete, true and correct copy of which is attached hereto as Exhibit "A" ("Lease"), does hereby certify to ___________ [Buyer] as purchaser of the property affected by the Lease from PMRA III, ("Landlord") as follows:

               1. The Lease is presently in full force and affect and unmodified except as may be evidenced by written instrument attached hereto as part of Exhibit "A". The Lease constitutes the only agreement between the Landlord and Tenant with respect to the premises.

               2. The lease term commenced on _______________, 199_ and full rental is now accruing thereunder. The Lease term shall end on ______________, 199_. The Tenant has the following options to extend the term: None.

               3. The Tenant has accepted possession of the leased premises under the Lease and is paying _____ per month as rental under the Lease and monthly installments have been paid through _______________, 19__. Tenant's proportionate share is set forth in the Lease.

               4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. Landlord is not in default in the performance of the terms and provisions of the Lease, the Tenant has not assigned, transferred, or hypothecated its interest under the Lease.

               5. The Tenant, as of the date hereof, has no claim, charge, defense or offset under the Lease against Landlord or against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To the best of Tenant's knowledge, there are no defaults under the Lease.

             6. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $ ____________________.

               7. All of Landlord's obligations under the Lease which have accrued prior to the date hereof have been performed.

               8. The individual executing this Certificate has the authority to do so on behalf of Tenant and to bind Tenant to the terms hereof.

               9. Pursuant to the Lease, Tenant is entitled to the use of ______ unreserved parking spaces.

               Tenant makes this Certificate with the understanding that Landlord is contemplating selling the premises, and the purchaser of the premises will do so in material reliance on this Certificate.

DATED: __________________ ,1997          By:
                                             -------------------------------
                                             Name:
                                                    ------------------------
                                             Title:
                                                    ------------------------

                                   EXHIBIT "A"
                                   -----------










                           EXHIBIT "A" TO EXHIBIT "G"